UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 19, 2013

U.S. Global Investors, Inc.

(Exact Name of Registrant as Specified in Charter)

Texas	0-13928	74-1598370
(State of Other Jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

7900 Callaghan Road, San Antonio, Texas		78229
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 210-308-1234

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Securities Holders

On the recommendation by unanimous consent of the board of directors of U.S. Global Investors, Inc. (the “Company”), the class C voting shareholders, by consent dated September 13, 2013, consistent with the Company’s articles of incorporation and the Texas Business Organizations Code, approved and ratified amendments to the Company’s Employee Stock Purchase Plan (attached hereto as Exhibit 99.1), and approved the re-election of all of the currently serving members of the Company’s board of directors.

Item 8.01 Other Events

The Information Statement attached as Exhibit 99.2 relating to the matters described in Item 5.07 was made available to holders of class A and class C shares on September 13, 2013.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit 99.1	Company Employee Stock Purchase Plan.

Exhibit 99.2	Information statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. GLOBAL INVESTORS, INC.

Dated: September 19, 2013	By:	/s/ Susan B. McGee
	Name:	Susan B. McGee
	Title:	President